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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             KERR-McGEE CORPORATION
             (Exact name of registrant as specified in its charter)

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              Delaware                                 73-0311467
      (State of Incorporation)             (I.R.S. Employer Identification No.)

                Kerr-McGee Center, Oklahoma City, Oklahoma 73125
               (Address of Principal Executive Offices, Zip Code)

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

 Securities Act registration statement file numbers to which this form relates:
                                    333-94091

        Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                     Name of each exchange on which
        to be so registered:                    each class is to be registered:

Convertible Subordinated Debentures due 2010    New York Stock Exchange, Inc.

     Securities to be registered pursuant to Section 12(g) of the Act: None


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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Convertible Subordinated Debentures due 2010 issued by the Registrant set forth under the caption "Description of the Debentures" in the prospectus filed by the Registrant pursuant to Rule 424(b) of the rules of regulations of the Securities and Exchange Commission (file no. 333-94091), under the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2.  Exhibits

1.1 Restated Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.2 By-laws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.3 Form of Registrant's Convertible Subordinated Debenture due 2010 (incorporated herein by reference from Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated February 4, 2000).

1.4 Indenture dated as of August 1, 1982 between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4.1 to the Registrant's Form S-3 Registration Statement (file no. 2-78952)).

1.5 Supplemental Indenture between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed on July 29, 1999).

1.6 Form of Fifth Supplemental Indenture between the Registrant and Citibank, N.A. (incorporated by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated February 4, 2000).




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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 4th day of February, 2000.



                                      KERR-McGEE CORPORATION


                                      By: /s/ DEBORAH A. KITCHENS
                                         ------------------------------------
                                      Name:  Deborah A. Kitchens
                                      Title: Vice President, Controller and
                                              Chief Accounting Officer


Dated:  February 4, 2000
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                                      INDEX

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
1.1      Restated Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.2 By-laws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.3      Form of Registrant's Convertible Subordinated Debenture due 2010
         (incorporated herein by reference from Exhibit 4.2 to the Registrant's
         Current Report on Form 8-K dated February 4, 2000).

1.4 Indenture dated as of August 1, 1982 between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4.1 to the Registrant's Form S-3 Registration Statement (file no. 2-78952)).

1.5      Supplemental Indenture  between the Registrant and Citibank, N.A.
         (incorporated herein by reference from Exhibit 4.1 to the Registrant's
         Form 8-K filed on July 29, 1999).

1.6      Form of Fifth Supplemental Indenture between the Registrant and
         Citibank, N.A. (incorporated by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated February 4, 2000).